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                                                              EXHIBIT 4(d)


                                   [DESIGN]

                                CHEMFIRST INC.
            INCORPORATED UNDER THE LAWS OF THE STATE OF MISSISSIPPI

COMMON STOCK                            CUSIP 16361A 10 6
PAR VALUE $1 PER SHARE                  SEE REVERSE FOR CERTAIN
                                        DEFINITIONS AND INFORMATION

THIS CERTIFIES THAT

IS THE OWNER OF

    FULL-PAID AND NON-ASSESSABLE SHARES, PAR VALUE $1.00 PER SHARE OF THE
                                COMMON STOCK OF

CHEMFIRST INC., transferable on the books of the corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate property endorsed. This certificate is not valid unless countersigned by a Transfer Agent and registered by a Registrar.

     Witness the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.

DATED:

/s/ James L. McArthur               /s/ J. Kelley Williams
Secretary                           Chairman of the Board

                                    COUNTERSIGNED AND REGISTERED:
                                    AMERICAN STOCK TRANSFER &
                                    TRUST COMPANY (NEW YORK,
                                    NEW YORK) TRANSFER AGENT AND REGISTRAR

                                    BY

                                    AUTHORIZED SIGNATURE

                                    [SEAL]
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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common
     UNIF GIFT MIN ACT - ____ Custodian ____ under Uniform Gifts to Minors Act
                        (Cust)        (Minor)
 _____
(State)
     TEN ENT - as tenants by the entireties
     JT TEN - as joint tenants with right of survivorship and not as tenants in common

     Additional abbreviations may also be used though not in the above list.

     For value received, _____ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
______________________   _____________________________________________________

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

_______________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ______________

                         ______________________________________________

               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:________________________________________________

                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17A-d15.
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     This certificate also evidences and entitles the holder hereof to certain
Rights as set forth in the Rights Agreement between ChemFirst Inc. and American Stock Transfer & Trust Company (the "Rights Agent") dated as of October 30, 1996, as amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request thereof. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person, or an Adverse Person, or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held or on behalf of such person or by any subsequent holder, may become null and void.